UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2018

Nuvectra Corporation

(Exact Name of Issuer as Specified in Charter)

Delaware	001-37525	30-0513847
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5830 Granite Parkway, Suite 1100,

Plano, Texas 75024

(Address of Principal Executive Offices)

(214) 474-3103

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☒

Item 8.01     Other Events.

On September 14, 2018, Nuvectra Corporation issued a press release announcing the closing of its underwritten follow-on public offering of 3,248,750 shares of its common stock at a price to the public of $21.25 per share, which included the exercise in full by the underwriters of their option to purchase 423,750 additional shares of common stock. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Document

99.1	Press Release dated September 14, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2018

NUVECTRA CORPORATION

By:	/s/ Walter Z. Berger
Name: Walter Z. Berger
Title: Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release dated September 14, 2018.

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